Exhibit 99.4

CONFIRMAÇÃO DE OPERAÇÕES DE DERIVATIVOS	CONFIRMATION OF DERIVATIVE TRANSACTION

Esta Confirmação (“Confirmação”) tem por objetivo reger as Operações de Derivativos a Parte A e a Parte B abaixo qualificadas, de acordo com as disposições legais e regulamentares aplicáveis e no âmbito do Contrato Global de Derivativos e seu respectivo Apêndice, ambos firmados entre as Partes em 20 de maio de 2021 (“Contrato” e “Apêndice”), cujos termos são incorporados por referência a este instrumento.	The purpose of this Confirmation (“Confirmation”) is to govern the Derivative Transactions entered into by and between Party A and Party B (mentioned below) according to the applicable law and regulation provisions as well as to the terms of the Master Derivatives Agreement, entered by and between the Parties on May 20, 2021 (“Agreement” and “Schedule”), which terms are incorporated by reference to this instrument.

Esta Confirmação formaliza uma ou mais Operações de Derivativos contratadas na mesma data entre as Partes individualizadas abaixo na Tabela Referência. No entanto, cada Operação de Derivativo é uma operação individual para fins tributários e de registro, sem prejuízo das disposições do Contrato que tratam da compensação e do cálculo do Valor de Vencimento Antecipado.	This Confirmation formalizes one or more Derivative Transaction executed by and between the Parties on the same date individualized below in the Reference Schedule. However, each Derivative Transaction is an independent transaction for tax and registration purposes, notwithstanding to the Agreement’s provisions with respect to the netting of payments and calculation of the Early Termination Amount.

I. Definições Gerais	I. General Definitions

Os termos em letras maiúsculas utilizados nesta Confirmação e aqui não definidos terão os mesmos significados a eles atribuídos no Contrato ou no Apêndice. Em caso de conflito entre uma definição do Contrato ou do Apêndice e a desta Confirmação, prevalecerá, para os fins desta Operação de Derivativo, a definição que constar desta Confirmação.	Capitalized terms used herein and not defined shall have their meaning as described in the Agreement or Schedule. In the event of any inconsistencies between the definition contained in the Agreement or Schedule and in this Confirmation, the definition of this Confirmation shall prevail for purposes of this Derivative Transaction.

“Operação de Derivativo” ou apenas “Operação” significa a operação financeira descrita na presente Confirmação, celebrada nos moldes e nas características do registro permitido pela B3 S.A. – Brasil, Bolsa, Balcão (“B3”) no segmento CETIP UTVM (“Cetip”) e de acordo com os parâmetros de registro definidos pela B3 para tal espécie de Operação, divulgados por meio da página da B3 na internet (www.b3.com.br).	“Derivative Transaction” or simply “Transaction” means the financial transaction described in this Confirmation, executed pursuant to the registration characteristics allowed by B3 S.A.- Brasil, Bolsa, Balcão (“B3”) in the segment CETIP UTVM (“Cetip”) and pursuant to the registration parameters defined by B3 for such Transaction, disclosed in the B3 website (www.b3.com.br).

Para fins dos cálculos descritos nessa Confirmação, a quantidade de Dias Úteis será apurada pelo Agente de Cálculo conforme as convenções e as práticas de mercado para contagem de dias úteis a depender da taxa, índice ou preço utilizado como referência nesta Operação de Derivativo.	For purposes of calculations described in this Confirmation, the number of Business Days shall be determined by the Calculation Agent according to the market’s practices and conventions considering the rate, index or price used as underlying in this Derivative Transaction.

II. Definição das Partes:	II. Parties Details:

a.         Parte A: BANCO J.P. MORGAN S.A.

Endereço: Av. Brigadeiro Faria Lima nº 3729 – 10º ao 15º andar – Itaim Bibi – São Paulo – SP

CNPJ/MF: 33.172.537/0001–98

Telefone: (011) 4950-6459

Contato: OTC Derivatives

a.            Party A: BANCO J.P. MORGAN S.A.

Address: Av. Brigadeiro Faria Lima nº 3729 – 10º ao 15º andar – Itaim Bibi – São Paulo – SP

CNPJ/MF: 33.172.537/0001–98

Phone: (011) 4950-6459

Contact: OTC Derivatives

b.          Parte B: MARFRIG GLOBAL FOODS S.A.

Endereço: Av. Queiroz Filho, n° 1.560, Bloco 5, Torre Sabia, 3° andar, Sala 301, Bairro Vila Hamburguesa, CEP 05319-000

CNPJ/MF: 03.853.896/0001-40

Telefone: (11) 3792/8989 / (11) 99155-3804

Contato: Tang David / Depto. Financeiro e RI

b.             Parte B: MARFRIG GLOBAL FOODS S.A.

Endereço: Av. Queiroz Filho, n° 1.560, Bloco 5, Torre Sabia, 3° andar, Sala 301, Bairro Vila Hamburguesa, CEP 05319-000

CNPJ/MF: 03.853.896/0001-40

Telefone: (11) 3792/8989 / (11) 99155-3804

Contato: Tang David / Depto. Financeiro e RI

A Parte A e a Parte B, além destas denominações, são também aqui individualmente denominadas “Parte”, e em conjunto “Partes”.	Party A and Party B are also herein defined individually as “Party” and jointly as “Parties”.

c. Agente de Cálculo: Parte A	c. Calculation Agent: Party A

d. Acelerador: Parte A	d. Early Termination Agent: Party A

III. Disposições Gerais	III. General Terms

a. Local do Registro: B3	a. Registration Clearing: B3

b. Data de Negociação: 20 de maio de 2021;	b. Trade Date: May 20, 2021;

c. Data de Início: 21 de maio de 2021;	c. Start Date: May 21, 2021

d. Ativo de Referência ou Ação: Ações Ordinárias do Emissor (ticker: “BRFS3”)	d. Reference Asset or Share: Common Shares of the Issuer (ticker: “BRFS3”)

e. Emissor: BRF S.A.	e. Issuer: BRF S.A.
f. Bolsa de Valores: B3	f. Stock Exchange: B3

g. Forma de Exercício: Européia, que consiste na possibilidade de exercício das Opções somente na Data de Exercício. A Opção será exercida automaticamente sempre que o Valor de Liquidação devido pelo Vendedor da Opção na Data de Exercício for um valor positivo.	g. Form of Exercise: European, which consists in the possibility of exercise of Options only in the Exercise Date. The Option shall be automatically exercised whenever the Settlement Amount owed by the Seller of the Option on the Exercise Date is a positive amount.

h. Tabela de Referência: O Tipo de Opção, o Comprador da Opção, o Vendedor da Opção, o Prêmio e o Preço de Exercício para cada Opçãoi corresponderão àqueles especificados na tabela constante do Anexo II.	h. Reference Schedule: The Type of Option, the Buyer of the Option, the Seller of the Option, the Premium, the Strike Price for each Optioni are described in the Reference Schedule in Annex II.

i. Tipo de Opçãoi: conforme indicado na Tabela de Referência, para cada Opçãoi, corresponde à modalidade de opção acordada entre as Partes na Data de Negociação e determinante para a forma de apuração do Valor de Liquidaçãoi.	i. Type of Optioni: as described in the Reference Schedule, for each Optioni corresponding to the type of option agreed between the Parties on the Trade Date and determinant for the calculation method of the Settlement Amounti.

j. Prêmioi: conforme indicado na Tabela de Referência, para cada Opçãoi, significa o valor pago pelo Comprador da Opçãoi para o Vendedor da Opçãoi, na Data de Pagamento do Prêmio, para garantir a possibilidade de exercício da Opção de cada Opçãoi na Data de Exercício.	j. Premiumi: as described in the Reference Schedule, for each Optioni, it means the amount paid by the Buyer of the Optioni to the Seller of the Optioni to assure the possibility of exercise of the Option for each Optioni on the Exercise Date.

k. Data de Pagamento do Prêmio: 21 de maio de 2021	k. Premium Payment Date: May 21, 2021

l. Preço de Exercícioi: conforme indicado na Tabela de Referência, para cada Operaçãoi, corresponde ao valor acordado entre as Partes na Data de Negociação, que será utilizado para apuração do Valor de Liquidaçãoi, em caso de exercício da Opçãoi.

l.        Strike Pricei: as described in the Reference Schedule, for each Transactioni, it shall correspond to the amount agreed between the Parties on the Trade

Date, which shall be used to calculate the Settlement Amounti in case of exercise of the Optioni

m. Data de Exercícioi: para cada Operaçãoi, significa o Dia Útil imediatamente anterior à Data de Vencimentoi	m. Exercise Datei: for each Transactioni it means the immediately preceding Business Day to the Settlement Datei

n. Preço Final: significa o preço de fechamento do Ativo Referência, publicado pela Fonte de Referencia, na Data de Exercício.	n. Final Price: it means the closing price of the Reference Asset published by the Reference Source, on the Exercise Date.

o. Fonte de Referência: BM&F Bovespa – Bolsa de Valores Mercadorias e Futuros	o. Reference Source: BM&F Bovespa – Bolsa de Valores Mercadorias e Futuros

p. Proteção contra Proventos em Dinherio: Aplicável; na ocorrência de qualquer tipo de provento, Bonificação, Dividendo e/ou Subscrição do Ativo Referência, o Preço de Exercícioi de cada Opçãoi, será automaticamente ajustados refletindo sua situação em proventos, conforme calculado pela B3.	p. Protection against Proceeds in Cash: Applicable; upon the occurrence of any type of proceed, Bonification, Dividend and/or Subscription of the Reference Asset, the Strike Pricei of each Optioni shall be automatically adjusted reflecting the situation in proceeds, as calculated by B3.

IV. Valor de Liquidação	IV. Settlement Amount

Para cada Opçãoi, o Valor de Liquidaçãoi será apurado de acordo com o Tipo de Opçãoi indicado na Tabela de Referência, nos seguintes termos:	For each Optioni the Settlement Amounti shall be calculated pursuant to the Type of Optioni described in the Reference Schedule, pursuant to the following terms:

i. Opção de Compra: Caso, na Data de Exercício, o Preço Final seja superior ao Preço de Exercícioi e, conseqüentemente, seja exercida a Opção da Operaçãoi, o montante a ser pago pelo Vendedor da Opçãoi ao Comprador da Opçãoi, na Data de Vencimento, corresponderá à diferença positiva entre o Preço Final e o Preço de Exercícioi, multiplicado pela Quantidadei, conforme a relação abaixo:	i. Call Option: If, in the Exercise Date, the Final Price is higher than the Strike Pricei and, as a result, the Option of the Transactioni is exercised, the amount to be paid by Seller of the Optioni to the Buyer of the Optioni on the Settlement Date shall be equivalent to the positive difference between the Final Price and the Strike Pricei multiplied by the Quantityi in accordance with the following:

Valor de Liquidaçãoi = Máx[(Preço Final – Preço de Exercícioi); 0] x Quantidadei	Settlement Amounti = Máx[(Final Price – Strike Pricei); 0] x Quantityi

ii. Opção de Venda: Caso, na Data de Exercício, o Preço Final seja inferior ao Preço de Exercícioi e, conseqüentemente, seja exercida a Opção da Operaçãoi, o montante a ser pago pelo Vendedor da Opçãoi ao Comprador da Opçãoi, na Data de Vencimento, corresponderá à diferença positiva entre o Preço de Exercícioi e o Preço Final, multiplicado pela Quantidadei, conforme a relação abaixo:	ii. Put Option: If, in the Exercise Date, the Final Price is lower than the Strike Pricei and, as a result, the Option of the Transactioni is exercised, the amount to be paid by Seller of the Optioni to the Buyer of the Optioni on the Settlement Date shall be equivalent to the positive difference between the Strike Pricei and the Final Price multiplied by the Quantityi in accordance with the following:

Valor de Liquidaçãoi = Máx[(Preço de Exercícioi - Preço Final); 0] x Quantidadei	Settlement Amounti = Máx[(Strike Pricei-Final Price); 0] x Quantityi

V. Eventos Extraordinários, Eventos de Rescisão Adicionais e Descontinuidade	V. Extraordinary Events, Additional Termination Events and Disruption

As Partes concordam que os eventos de rescisão descritos no Anexo I serão aplicáveis a esta Operação de Derivativo em conjunto com suas respectivas consequências.	The Parties agree that the termination events described in Schedule I shall be applicable to this Derivative Transaction, as well as the consequences described therein.

VI. Declarações:	VI. Representations

Em adição às declarações feitas no Contrato, e como condição para a celebração desta Confirmação, as Partes e o Garantidor, se aplicável, declaram individualmente:	In addition to the representations made in the Agreement, and as a condition to execute this Confirmation, the Parties and the Guarantor, if applicable, individually represents:

a. Que estão agindo por conta própria, tendo tomado de forma independente a decisão quanto a realizar a presente Operação de Derivativo, bem como quanto à adequação e conveniência da mesma, com base em critérios próprios e, na medida que cada uma considerou necessária, na opinião de seus próprios consultores;	a. That they are acting on its own account, and made an independent decision to enter in the Derivative Transactions, and that it made an independent decision regarding the appropriateness and convenience of the Transactions, based on its own consultants criteria;

b. Que não estão se baseando em qualquer comunicação (escrita ou verbal) da outra parte, ou de qualquer pessoa agindo em seu nome, como forma de orientação para investimento ou recomendação para participar da presente operação, ficando entendido que as informações e explicações relativas aos termos e condições desta ou de qualquer outra Operação de Derivativo, não deverão ser consideradas como orientação de investimento, nem como recomendação de participação;	b. That they are not relying on any (written or verbal) communication of the other party or of any other person acting on its behalf, as guidance for investments or recommendation to participate in this transaction, provided that the information and the clarifications relating to the terms and conditions of this or of any other Derivative Transaction shall not be considered as investment guidance nor as recommendation to participate;

c. Que nenhuma comunicação (escrita ou verbal), recebida de uma Parte, ou de qualquer pessoa agindo em seu nome, pela outra, será considerada como seguro ou garantia quanto à expectativa dos resultados previstos da Operação;	c. That no (written or verbal) communication received from a Party or from any other person acting on behalf of a Party will be considered as an assurance or guarantee as to the expectation of results that can be obtained by the Transaction;

d. Que têm conhecimento e experiência dentro do mercado de derivativos, suficientes para entender a estrutura de cada Operação de Derivativos, incluindo, sem limitação, os critérios determinados no Contrato para a apuração do Valor de Reposição, com os quais concordam sem restrições;	d. That have knowledge and experience within the derivatives market, enough to understand the structure of each Derivative Transaction, including, without limitation, the criteria set forth in the Agreement for the calculation of the Replacement Value, which agree with no restrictions;

e. Que estão cientes dos riscos inerentes às Operações de Derivativos e têm plena capacidade financeira para assumir as obrigações que venham a ser exigíveis em decorrência das Operações contratadas, mesmo nos piores cenários econômicos, bem como capacidade técnica e operacional para cumprir todas as obrigações estabelecidas no Contrato, no Apêndice e em quaisquer Confirmações;	e. That are aware of the risks inherent to the Derivatives Transactions and have full capacity to assume the obligations that become due as a result of the Transactions, even in the worst economic scenarios, as well as technical and operational capacity to fulfill all obligations established in the Agreement, the Schedule and in any of the Confirmations;

f. Que compreende que as Operações de Derivativos contidas nesta Confirmação são sujeitas a riscos complexos que podem ocorrer sem aviso e podem, por vezes, ser voláteis, e que perdas podem ocorrer rapidamente e em grandes magnitudes e está disposto a aceitar estes termos e condições e assumir (financeiramente ou de qualquer outra forma) estes riscos;

f.              That understands that the Derivative Transactions contemplated herein are subject to complex risks which may occur without warning and may, at times, be volatile, and that losses may occur quickly and in proportions of great magnitude and that it is willing to accept such terms and conditions and undertake (financially or otherwise) such risks;

g. Que as declarações prestadas de acordo com a cláusula 4.1 do Contrato continuam plenamente válidas;	g. That the representations made in section 4.1 of the Agreement continue fully effective;

h. Que tiveram a oportunidade de discutir absolutamente todos os termos do Contrato, Apêndice e de cada Confirmação, incluindo, mas não se limitando, a forma de resolução de conflitos e os critérios de cálculo, assumindo total responsabilidade pelos mesmos;	h. That had the opportunity to fully discuss all of the terms of the Agreement, Schedule and of each of the Confirmations, including, but not limited to, the manner of conflict resolution and the calculation criteria, and that it assumes full responsibility therefor;

i. Que tiveram prévio acesso a todas as informações que julgavam necessárias à sua decisão independente de celebração do Contrato, Apêndice e de cada Operação de Derivativos;	i. That had prior access to all information considered required to make an independent decision to enter the Agreement, Schedule and each Derivative Transaction;

j. Que cada Operação de Derivativos tem para a Parte B o intuito de investimento ou proteção contra riscos financeiros a que esteja exposta, decorrentes de disparidades de taxas, índices ou preços, que referenciam seus direitos e/ou obrigações, de acordo com as normas aplicáveis e com suas políticas internas relativas à condução de seus negócios;	j. That for Party B each Derivative Transaction is intended as investment or hedging against financial risks to which it may be exposed, resulting from rates, indexes or prices, which reference its rights and/or obligations, according to applicable standards and to its internal business policies;

k. Que uma Parte não está agindo como agente fiduciário da outra Parte ou como sua assessora em relação a essa operação;	k. That a Party is not acting as trustee of the other Party, or as a consultant of the other Party regarding this transaction;

l. Que estão plenamente cientes de que todas e quaisquer obrigações pecuniárias decorrentes da celebração de Operações sob o Contrato, por suas próprias naturezas, estão sujeitas a efeitos decorrentes de fatores econômicos e/ou políticos, entre outros, que podem levar à oscilações bruscas na cotação entre moedas estrangeiras e a moeda corrente nacional, nos índices de preços, nos índices inflacionários, nas taxas de juros, no valor de ações negociadas em bolsa, entre outros e que podem produzir alterações relevantes nas obrigações pecuniárias assumidas. Diante disso, as Partes reconhecem desde já serem tais circunstâncias próprias e inerentes a Operações de Derivativos, sendo, pois, referidas oscilações e alterações previsíveis e até esperadas para todos os fins e efeitos;	l. That are fully aware that any and all pecuniary obligations arising out of the Transactions under the Agreement are inherently subject to the effects of economic and/or political and other factors that may lead to sudden oscillations in the quotation between foreign currencies and the domestic currency, in price indices, in inflation indices, interest rates, the price of shares traded in the stock exchange and other indices, and that they may lead to relevant changes in the pecuniary obligations assumed. Therefore, the Parties hereby admit that such circumstances are inherent to Derivative Transactions, and the said oscillations and changes are foreseeable and even expected for all purposes and effects;

m. Que diante da possibilidade de ocorrência das oscilações e variações mencionadas na alínea anterior, as Partes reconhecem sua plena ciência de que o eventual aumento abrupto e significativo do valor das obrigações assumidas não poderá ser tipificado como espécie de onerosidade excessiva para o fim de escusá-la do cumprimento de suas obrigações;	m. That in view of the possible occurrence of the oscillations and changes dealt with in the previous item, the Parties admit that they are fully aware that any sudden and significant increase in the amount of the obligations assumed may not be described as a type of disproportionate burden intended to discharge it from the performance thereof;

n. Que a celebração da Operação de Derivativos não é realizada com fundamento ou mediante conhecimento de qualquer informação privilegiada, relevante ou sigilosa relativa ao Emissor ou ao Ativo de Referência e/ou demais ações ou valores mobiliários de emissão do Emissor;	n. That the execution of the Derivative Transaction is not with the knowledge or based upon any privileged information, relevant or confidential, related to the Issuer or to the Reference Asset and/or other shares or securities issued by the Issuer;

o. Que observará as disposições da Instrução CVM nº 358, de 3 de janeiro de 2002, conforme alterada, no tocante a dever de sigilo, vedações à negociação e reporte de informações;	o. That it will comply with the provisions of CVM Ruling no. 358, of January 3, 2002, as amended, with respect to the confidentiality obligations, prohibitions to trade and report of information;

p. Que buscaram aconselhamento de seus próprios consultores fiscais, jurídicos e contábeis, no intuito de tomar uma decisão independente sobre a contratação da presente Operação;	p. That it sought the guidance of its own fiscal, legal, and accounting consultants in order to make an independent decision to enter on this Transaction;

q. No caso de o Ativo de Referência ser negociado nos Estados Unidos, que a Parte B não é, não foi e não será uma “affiliate” (nos termos da Rule 405 e da Rule 144, no âmbito do Securities Act de 1933, conforme alterado) dos Emissores Relevantes, nos três meses anteriores à Data de Negociação e até a Data de Vencimento; e a Parte B não está, na Data de Negociação ou em qualquer data em que as Partes concordem em alterar ou vencer antecipadamente a Operação, em posse de informação privilegiada (material non-public information) com respeito aos Emissores Relevantes ou a quaisquer ativos ou valores mobiliárias emitidos pelos Emissores Relevantes. Para os fins da presente declaração, “Emissores Relevantes” significam cada instituição emissora dos valores mobiliários que compõem um Ativo. A despeito de qualquer disposição em contrário no Contrato, será um Evento de Rescisão Adicional sob o Contrato se a Parte B quebrar quaisquer declarações, garantias e obrigações ora assumidas nesta declaração, sendo certo que nessa hipótese a Parte B será a única Parte Afetada e esta Operação será uma Operação Terminada;	q. In case the Reference Asset is traded in the United States, that Party B is not, was not and will not be an “affiliate” (pursuant to Rule 405 and Rule 144 under the Securities Act of 1933, as amended) of the Relevant Issuers, in the three months preceding the Trade Date and until the Settlement Date; and Party B is not, on the Trade Date or any date in which the Parties agree to change of accelerate the Transaction, in possession of material non-public information with respect to Relevant Issuers or any assets or securities issued by Relevant issuers. For purposes of this representation, “Relevant Issuers” are issuing institutions of securities related to an Asset. Notwithstanding anything in contrary in the Agreement, it shall be an Additional Termination Event under the Agreement if Party B breaks any representations made herein, provided that in this case Party B shall be the only Affected Party and this Transaction will be a Terminated Transaction;

r. Que irá tempestivamente notificar, divulgar ou publicar quaisquer informações sobre a Operação de Derivativo que sejam exigidas por reguladores, bolsas de valores ou pelo Emissor, incluindo, sem limitação, realizando quaisquer divulgação exigidas sob a Section 13(d) ou Section 13(g) do U.S. Securities Exchange Act of 1934, conforme aditado, e sob as regras e regulações ali previstas (“Exchange Act”), com relação às Ações de Referência ou Emissor; e a Parte B concorda em dar anúncio prévio para a Parte A sobre qualquer arquivamento público sobre a Operação ou sobre o nome da Parte A e fornecer à Parte A cópias de quaisquer relatórios razoavelmente antes do protocolo do mesmo e com oportunidade razoável para comentários e, se solicitado pela Parte A, usar esforços razoáveis para buscar tratamento confidencial de qualquer informação que a Parte A considere proprietária ou sensível para seus negócios;	r. That will timely notify, disclose or publish any information on the Derivative Transaction which is required by regulators, stock exchanges or by the Issuer, including, without limitation, making, any reports required to filed pursuant to Section 13(d) or Section 13(g) of the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”) with respect to the Reference Shares or the Issuer; and Party B agrees to give prior notice to Party A of any public filing regarding the Transaction or the name of Party A and provide Party A with a copy of any report a reasonable period of time prior to filing thereof and a reasonable opportunity to comment thereon, and shall, if requested by Party A, use reasonable efforts to seek confidential treatment of any information therein that Party A considers to be proprietary or sensitive business information;

s. Que não irá ao longo do período de vigência desta Operação de Derivativo agir de nenhuma forma que tenha como objetivo unicamente alterar o preço da Ação ou para criar uma falsa aparência de liquidez ou atividade de negociação e que a Parte B cuidará para que cada Pessoa Relacionada também cumpra com tal exigência;	s. That it will not, throughout the term of this Derivative Transaction, act with the sole objective of changing the price of the Share or to create a false liquidity or trading activity and that Party B will cause that Related Parties also comply with this requirement;

t. Que reconhece que a Parte A, o seu acionista controlador, direto ou indireto, suas subsidiárias e todas as sociedades controladas direta ou indiretamente pelo mesmo controlador (“Afiliadas”) poderão de boa-fé (a) envolver-se em operações de negociação (incluindo atividades de hedge) com relação à Ação, direta ou indiretamente, e outros instrumentos ou produtos derivativos baseados em ou relacionados à Ação para sua/suas operações proprietárias ou para outras contas sob sua administração; ou (b) emitir outros instrumentos derivativos com relação à Ação, sem que qualquer uma dessas atividades possa ser levantada como motivo para a Parte B questionar os valores devidos nesta Operação de Derivativo; e	t. That it recognizes that Party A, its direct or indirect controlling shareholder, its subsidiaries and all companies directly or indirectly controlled by the same controlling shareholder (“Affiliates”) may, in good faith (a) get involved in transactions (including hedging activities) with respect to the Share, directly or indirectly, and other derivative instruments or products based or related to the Share for their own transactions or for other accounts under their management; or (b) issue other derivative instruments related to the Share, without any such activities being understood as a reason for Party B to challenge the amounts owed under this Derivative Transaction; and

u. Que o valor de Prêmio está economicamente vinculado à Operação de Derivativo como um todo, incluindo todo e qualquer Valor de Liquidação pago por uma das Partes, de tal forma que o valor pago do prêmio faz parte do equilíbrio econômico-financeiro da Operação de Derivativo. Portanto, o valor pago a título de prêmio não será devolvido em nenhuma hipótese, ainda que o resultado da Operação de Derivativo seja desfavorável à Parte que pagou o Prêmio.	u. That the Premium amount is economically linked to the Derivative Transaction as a whole, including any and all Settlement Amount paid by one of the Parties, in a manner that the amounts paid under the premium are part of the financial and economic balance of the Derivative Transaction. Therefore, the amounts paid as premium shall not be returned under any circumstances, even if the result of the Derivative Transaction is not favorable to the Party that paid the Premium.

v.       Que, com relação à Parte B:

(i)           não está celebrado a Operação de Derivativos com o propósito ou efeito de alterar ou influenciar o controle da Emissora, nem em conexão ou como participante de qualquer outra operação ou série de operações cujo objetivo ou efeito (incluindo, mas não se limitando, direta ou indiretamente, via o uso de trust, procurador, pooling arangements, ou qualquer outro contrato, arranjo ou dispositivo (“Arranjo de Titularidade”);

(ii)         não deverá adquirir quisquer valores mobiliários do Emissor ou celebrar qualquer operação ou série de operações (incluindo, mas não se limitando, direta ou indiretamente, via Arranjo de Titularidade) ou tomar qualquer ação com o propósito ou efeito de alterar ou influenciar o controle do Emissor (“Ação Proibida”). Para que não restem dúvidas, não será considerada uma Ação Proibida da Parte B a mera aquisição de valores mobiliários do Emissor, o exercício de direito de voto de Ações que possua ou solicitação de diálogos privados com a administração ou diretoria do Emissor, mas deverá ser considerada uma Ação Proibida (i) o anúncio público, divulgação ou publicação (pela Parte B ou qualquer entidade com que tenha formado um “grupo” nos termos da Section 13 do Exchange Act ou Arranjo de Titularidade (suas “Afiliadas Ativistas”)) de, por parte da Parte B ou suas Afiliadas Ativistas, propostas, críticas ou sgestões sobre o emissor, cartas à administração ou diretoria do Emissor ou cartas a acionistas do Emissor; (ii) engajar em proxy fight com o Emissor por meio da proposição de um ou mais administradores para o conselho de administração do Emissor e por meio da solicitação de procurações para eleição de tais administradores, (iii) a realização ou participação em qualquer “oferta hostil” pelo Emissor, (iv) ameaçar a administração ou diretoria do Emissor de quaisquer atos aqui descritos ou (v) aceitar (ou fazer com que um diretor aceite) a posição de diretor ou administrador do Emissor

(iii)       A Operação (incluindo, para fins da declaração neste item (iii), qualquer atividade de hedge ou liquidação pela Parte A (ou suas affiliadas) na Operação) não viola e não violará a Rule 14e-3 sob o Exchange Act e (ii) não tomou (considerando-se a Operação) “medida substancial ou medidas” (conforme definido na Rule 14e-3 sob o Exchange Act) para iniciar uma oferta de aquisição de ações.

v.                  That, for Party B:

(i) it is not entering into the Derivative Transaction with the purpose nor with the effect of changing or influencing control of the Issuer, nor in connection with or as a participant in any other transaction or series of transactions having such purpose or effect (including, but not limited to, directly or indirectly via the use of any trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement, or device (an “Ownership Arrangement”);

(ii) it shall not acquire any securities of the Issuer or enter into any other transaction or series of transactions (including, but not limited to, directly or indirectly via any Ownership Arrangement) or take any other action with the purpose or the effect of changing or influencing control of the Issuer (a “Prohibited Action”). For the avoidance of doubt, Party B shall not be deemed to have taken a Prohibited Action solely by reason of acquiring securities of the Issuer, voting any Shares it may own, or requesting and engaging in private dialogue with the Issuer’s management or board of directors, but shall be deemed to have taken a Prohibited Action upon (i) the public announcement, disclosure or publication (by Party B or any person or entity with whom it has formed a “group” within the meaning of Section 13 under the Exchange Act or Ownership Arrangement (its “Activist Affiliates”)) of it or its Activist Affiliates’ proposals, criticisms, or suggestions regarding the Issuer, letter(s) to management or the board of directors of the Issuer, or letter(s) to shareholders of the Issuer, (ii) engaging in a proxy fight with the Issuer by means of proposing one or more directors to the Issuer’s board and solicitation of proxies for the election of such proposed directors, (iii) making or participating in any “hostile offer” for the Issuer, (iv) threatening management or the board of directors of the Issuer of any of the foregoing or the taking of any action related to the foregoing or (v) accepting (or having an officer accept) a position as an officer or director of the Issuer;

(iii) the Transaction (including, for purposes of the representation in this clause (iii), any hedging and settlement activity by Party A (or its affiliates) in respect of the Transaction) does not and will not violate Rule 14e-3 under the Exchange Act, and (ii) it has not (taking into account the Transaction) taken “a substantial step or steps” (within the meaning of Rule 14e-3 under the Exchange Act) toward commencing a tender offer.

VII. Ratificação	VII. Ratification

A presente Confirmação é parte integrante e inseparável do Contrato, motivo pelo qual as Partes ratificam, nesta oportunidade, todos os termos nele previstos.	This Confirmation is an integral and inseparable part of the Agreement, reason for which the Parties hereby ratify all terms set forth in the Agreement.

E por estarem assim, justas e contratadas, as Partes, por seus representantes legais devidamente constituídos e com poderes para celebrar Operações de Derivativos, assinam a presente Confirmação em 2 (duas) vias de igual teor e forma, para o mesmo fim, juntamente com as testemunhas abaixo.	Being so certain and adjusted the Parties, represented by their duly appointed legal representatives with the required powers to execute Derivative Transactions, sign this Confirmation in two counterparts of the same content and form as well as for the same purpose, together with the witnesses below.

São Paulo, 20 de maio de 2021.	São Paulo, May 20, 2021

[A próxima página contém as assinaturas da Confirmação de Operação de Derivativo]	[The next page is the execution page of the Derivative Transaction Confirmation]

[Página de assinaturas da Confirmação de Operação de Derivativo celebrada entre Banco J.P. Morgan S.A. e Marfrig Global Foods S.A.]	[Execution page of the Derivative Transaction Confirmation entered into by and between Banco J.P. Morgan S.A. and Marfrig Global Foods]

BANCO J.P. MORGAN S.A.

Por / By:	/s/ Daniel Barreto	Por / By:	/s/ Fabio Resegue
Nome / Name:	Daniel Barreto	Nome / Name:	Fabio Resegue
Cargo / Title:	Director	Cargo / Title:	Director

[Página de assinaturas da Confirmação de Operação de Derivativo celebrada entre Banco J.P. Morgan S.A. e Marfrig Global Foods S.A.]	[Execution page of the Derivative Transaction Confirmation entered into by and between Banco J.P. Morgan S.A. and Marfrig Global Foods]

MARFRIG GLOBAL FOODS S.A.

Por / By:	/s/ Tang David	Por / By:	/s/ Heraldo Geres
Nome / Name:	Tang David	Nome / Name:	Heraldo Geres
Cargo / Title:	CFO	Cargo / Title:	General Counsel

Ao assinar a presente Confirmação, os representantes legais das Partes acima identificados, declaram, expressa e irrevogavelmente, que possuem poderes suficientes para representar as Partes na contratação da presente Operação de Derivativo.	As they execute this Confirmation, the legal representatives of the Parties identified above expressly and irrevocably represent that they have the necessary powers to represent the Parties in the execution of each Derivative Transaction.

[Página de assinaturas da Confirmação de Operação de Derivativo celebrada entre Banco J.P. Morgan S.A. e Marfrig Global Foods S.A.]	[Execution page of the Derivative Transaction Confirmation entered into by and between Banco J.P. Morgan S.A. and Marfrig Global Foods]

Testemunhas / Witnesses:

1. -	/s/ Renato Cardoso Verdegay	2. -	/s/ Nicolas Vaz
Nome / Name:	Renato Cardoso Verdegay	Nome / Name:	Nicolas Vaz
RG / ID:	37.088.131-X	RG / ID:	50.670.629-1

ANEXO I Termos e Condições Aplicáveis à Confirmação de Derivativo	ANNEX I Terms and Conditions Applicable to the Derivative Confirmation

I Evento de Potencial Ajuste	I - Potential adjustment event

“Evento de Potencial Ajuste” significa a ocorrência de qualquer um dos seguintes eventos: (i) uma subdivisão, consolidação ou reclassificação das Ações relevantes (salvo resultando em Evento de Incorporação/Fusão), ou uma distribuição de dividendos das referidas Ações para detentores existentes por meio de bônus, capitalização ou emissão similar; (ii) uma distribuição, emissão ou dividendo para detentores das Ações na forma de (A) novas Ações, ou (B) outro capital social ou títulos e valores mobiliários que concedam o direito ao recebimento de dividendos e/ou os recursos decorrentes de liquidação do Emissor de forma igual e proporcional aos recursos que seriam devidos aos detentores dessas Ações, ou (C) ativos representativos de capital social ou outros títulos e valores mobiliários de outro emissor adquiridos ou de propriedade (direta ou indireta) do Emissor devido a uma cisão ou outra operação similar, ou (D) qualquer outro tipo de títulos ou valores mobiliários, direitos, bônus de subscrição ou outros ativos, em qualquer caso, para pagamento (em dinheiro ou outro tipo de remuneração) inferior ao preço de mercado vigente, conforme determinado pelo Agente de Cálculo; (iii) uma opção de compra (call) pelo Emissor das Ações relevantes que não foram totalmente integralizadas; (iv) uma recompra pelo Emissor ou por qualquer uma de suas subsidiárias das Ações relevantes, seja por lucros ou capital e seja a contraprestação em dinheiro, valores mobiliários ou de qualquer outra forma; (v) com relação ao Emissor, um evento que resulte na distribuição de quaisquer direitos de quaisquer acionistas ou a sua separação das ações ordinárias ou outras ações do Emissor, de acordo com um plano de proteção aos direitos dos acionistas ou acordo direcionado contra aquisições hostis na ocorrência de certos eventos para a distribuição de ações preferenciais, bônus de subscrição, instrumentos de dívida ou direitos acionários em valor abaixo do valor de mercado, conforme determinado pelo Agente de Cálculo, desde que qualquer ajuste realizado em decorrência do referido evento seja reajustado no resgate/amortização de tais direitos; ou (vi) qualquer outro evento que possa ter um efeito de dispersão ou concentração no valor hipotético das Ações relevantes.	"Potential Adjustment Event" means the occurrence of any of the following events: (i) a subdivision, consolidation or reclassification of the relevant Shares (except resulting in an Incorporation/Merger Event), or a distribution of dividends from such Shares to existing holders through bonuses, capitalization or similar issuance; (ii) a distribution, issuance or dividend to holders of the Shares in the form of (A) new Shares, or (B) other share capital or securities that grant the right to receive dividends and/or the resources arising from the settlement of the Issuer in an equal and proportional manner to the resources that would be owed to the holders of those Shares, or (C) assets representing equity or other securities of another issuer acquired or owned (directly or indirectly) from the Issuer due to a split or other similar transaction, or (D) any other type of securities, rights, subscription bonuses or other assets, in any case, for payment (in cash or other type of remuneration) lower than the prevailing market price, as determined by the Calculation Agent; (iii) a call option by the Issuer of the relevant Shares that has not been fully paid in; (iv) a repurchase by the Issuer or any of its subsidiaries of the relevant Shares, whether for profits or capital and whether it is the payment in cash, securities or otherwise; (v) with respect to the Issuer, an event resulting in the distribution of any rights of any shareholders or their separation from the common shares or other shares of the Issuer, in accordance with a plan to protect the rights of shareholders or an agreement directed against hostile acquisitions in the event of certain events for the distribution of preferred shares, subscription bonuses, debt instruments or stock rights in value below market value, as determined by the Calculating Agent, provided that any adjustment made as a result of said event is adjusted in the redemption/amortization of such rights; or (vi) any other event that may have a dispersion or concentration effect on the hypothetical value of the relevant Shares.

Consequências de Eventos de Potencial Ajuste:	Consequences of Potential Adjustment Events:

Uma vez informado pelo Emissor ou que tenham se tornado de conhecimento público, os termos de qualquer Evento de Potencial Ajuste com relação à Confirmação, as Partes, de comum acordo, poderão ajustar os termos da Confirmação para que tal Confirmação reflita corretamente os efeitos econômicos do respectivo Evento de Potencial Ajuste.	Once informed by the Issuer or made publicly aware, the terms of any Potential Adjustment Event with respect to Confirmation, the Parties may, by common agreement, adjust the terms of the Confirmation so that such Confirmation correctly reflects the economic effects of the respective Potential Adjustment Event.

As Partes desde já acordam que eventuais custos e despesas incorridos pelo Agente de Cálculo em razão dos referidos ajustes aos termos da Confirmação serão arcados pela Parte B.	The Parties hereby agree that any costs and expenses incurred by the Calculating Agent due to such adjustments to the terms of the Confirmation shall be borne by Party B.

O não acordo entre as Partes acerca do ajuste aos termos da Confirmação, em até 10 (dez) Dias Úteis contados da ocorrência do Evento de Potencial Ajuste será um Evento de Rescisão Adicional, nos termos do Contrato, aplicável à Parte B. A Data de Vencimento Antecipado será o primeiro Dia Útil subsequente à data da ocorrência do Evento de Rescisão Adicional.	Non-agreement between the Parties regarding the adjustment to the terms of the Confirmation within ten (10) Business Days from the occurrence of the Potential Adjustment Event shall be an Additional Termination Event, pursuant to the Agreement, applicable to Party B. The Early Termination Date will be the first Business Day following the date of the Occurrence of the Additional Termination Event.

II. Eventos Extraordinários:	II. Extraordinary Events:

Constituirão Eventos Extraordinários a ocorrência de um Evento de Incorporação/Fusão e/ou uma Oferta para Compra de Ações. Na ocorrência de um Evento Extraordinário, as Partes, de comum acordo, poderão ajustar os termos da Confirmação para que tal Confirmação reflita corretamente os efeitos econômicos do respectivo Evento de Incorporação/Fusão e/ou Oferta para Compra de Ações.	Extraordinary Events will comprise the occurrence of an Incorporation/Merger Event and/or a Tender Offer. In the event of an Extraordinary Event, the Parties may, by common agreement, adjust the terms of the Confirmation so that such Confirmation correctly reflects the economic effects of the respective Merger/Merger event and/or Tender Offer.

As Partes desde já acordam que eventuais custos e despesas incorridos pelo Agente de Cálculo em razão dos referidos ajustes aos termos da Confirmação serão arcados pela Parte B.	The Parties hereby agree that any costs and expenses incurred by the Calculating Agent due to such adjustments to the terms of the Confirmation shall be borne by Party B.

O não acordo entre as Partes acerca do ajuste aos termos da Confirmação, em até 10 (dez) dias contados da ocorrência do Evento de Incorporação/Fusão e/ou da Oferta para Compra de Ações, será um Evento de Rescisão Adicional, nos termos do Contrato, aplicável à Parte B. A Data de Vencimento Antecipado será o primeiro Dia Útil subsequente à data de ocorrência do Evento de Rescisão Adicional.	Non-agreement between the Parties regarding the adjustment to the terms of the Confirmation, within ten (10) days of the occurrence of the Merger Event and/or the Tender Offer, shall be an Additional Termination Event pursuant to the Agreement, applicable to Party B. The Early Termination Date shall be the first Business Day following the date of occurrence of the Additional Termination Event.

"Evento de Incorporação/Fusão" significa, com relação a quaisquer Ações, qualquer evento de incorporação, fusão ou cisão, conforme respectivamente definidos na legislação aplicável. Adicionalmente, também será considerado Evento de Incorporação/Fusão o anúncio público (i) por qualquer entidade de qualquer operação ou evento, se consumadas, causariam a incorporação, fusão ou cisão com relação ao Emissor; ou (ii) pela Parte B, sobre a intenção de buscar ou celebrar alternativas estratégicas ou empreendimento semelhante que inclua um Evento de Incorporação/Fusão.	"Incorporation/Merger Event" means, with respect to any Shares, any incorporation, merger or spin-off event, as respectively defined in applicable law. Additionally, it shall also be considered an Incorporation/Merger Event the public announcement (i) by any entity of any transaction or event that if completed would constitute an incorporation, merger or spin-off with respect to Issuer; or (ii) by Party B of an intention to solicit or enter into, or to explore strategic alternatives or other similar undertaking that may include an Incorporation/Merger Event.

"Oferta para Compra de Ações" significa uma oferta para compra de Ações, oferta de permuta, solicitação, proposta ou outro evento por qualquer pessoa física ou jurídica que resulte na compra de Ações ou, ainda, na obtenção ou no direito de obtenção, através de conversão ou outros meios, de no mínimo 10% (dez por cento) e no máximo 100% (cem por cento) das Ações em circulação do Emissor, conforme determinado pelo Agente de Cálculo, com base nos registros existentes nos órgãos responsáveis. Adicionalmente, também será considerado Oferta para Compra de Ações o anúncio público (i) por qualquer entidade sobre a intenção de comprar ou adquirir o número determinado de Ações que, se consumadas, causariam uma Oferta para Compra de Ações; ou (ii) pela Parte B, sobre a intenção de buscar ou celebrar alternativas estratégicas ou empreendimento semelhante que inclua uma Oferta para Compra de Ações.	"Tender Offer" means an offer to purchase Shares, offer of exchange, solicitation, proposal or other event by any natural or legal person that results in the purchase of Shares or, furthermore, in obtaining or the right to obtain, through conversion or other means, at least 10% (ten percent) and a maximum of 100% (one hundred percent) of the outstanding Shares of the Issuer, as determined by the Calculation Agent, based on the records existing in the responsible bodies. Additionally, it shall also be considered a Tender offer the public announcement (i) by any entity of any intention to purchase or otherwise obtain the requisite number of Shares (whether or not subsequently amended) that if completed would constitute a Tender Offer; or (ii) by Party B of an intention to solicit or enter into, or to explore strategic alternatives or other similar undertaking that may include a Tender Offer.

III. Nacionalização, Insolvência ou Fechamento de Capital.	III. Nationalization, Insolvency or Delisting.

A ocorrência de uma Nacionalização, Insolvência ou Fechamento de Capital do Emissor será considerado um Evento de Rescisão Adicional, nos termos do Contrato, aplicável à Parte B. A Data de Vencimento Antecipado será a data do anúncio público da Nacionalização, Insolvência ou Fechamento de Capital, conforme o caso.	The occurrence of a Nationalization, Insolvency or Delisting of the Issuer shall be considered an Additional Termination Event, pursuant to the Agreement, applicable to Party B. The Early Termination Date shall be the date of the public announcement of the Nationalization, Insolvency or Delisting, as the case may be.

"Nacionalização" significa que todas as Ações, ou parte considerável das Ações, ou os ativos ou parte considerável dos ativos do Emissor, sejam estatizados, expropriados ou transferidos, por qualquer outra forma, para uma agência, autoridade ou entidade governamental.	"Nationalization" means that all Shares, or a considerable portion of the Shares, or the assets or considerable part of the Issuer's assets, are nationalized, expropriated or transferred, in any other way, to an agency, authority or governmental entity.

"Insolvência" significa a ocorrência de evento de insolvência, liquidação judicial ou extrajudicial, recuperação judicial ou extrajudicial, falência, intervenção, dissolução ou qualquer outro evento análogo afetando o Emissor que resulte (i) na transferência de todas as Ações para um administrador, interventor ou agente semelhante, ou (ii) na proibição de transferência, alienação ou qualquer forma de disposição das Ações por seus detentores.	"Insolvency" means the occurrence of insolvency, judicial or out-of-court liquidation, judicial or extrajudicial recovery, bankruptcy, intervention, dissolution or any other similar event affecting the Issuer resulting in (i) the transfer of the Shares to an administrator, intervenor or similar agent, or (ii) in the prohibition of transfer, disposal or any form of disposition of the Shares by its holders.

"Fechamento de Capital" significa o anúncio, pela Bolsa de Valores, que, conforme suas normas, as Ações não serão mais listadas, negociadas ou cotadas publicamente na Bolsa de Valores por qualquer razão (exceto em caso de um Evento de Incorporação/Fusão ou Oferta para Compra de Ações).	"Delisting" means the announcement by the Stock Exchange that, according to its rules, the Shares will no longer be listed, traded or publicly listed on the Stock Exchange for any reason (other than an Incorporation/Merger Event or Stock Offer).

O Agente de Cálculo, de boa-fé e de forma comercialmente razoável, deverá calcular o valor devido e determinar qual Parte será responsável pelo seu pagamento, de acordo com os critérios estabelecidos na Confirmação.	The Calculating Agent, in good faith and in a commercially reasonable manner, shall calculate the amount due and determine which Party will be responsible for its payment, in accordance with the criteria set out in the Confirmation.

IV. Eventos de Interrupção de Mercado:	IV. Market Disruption Events:

O Agente de Cálculo verificará se houve a ocorrência de um Evento de Interrupção de Mercado e definirá, a seu exclusivo critério, se poderá ajustar os termos da Confirmação para que tal Confirmação reflita corretamente os efeitos econômicos do respectivo Evento de Interrupção de Mercado ou, caso entenda que isso não é possível, a ocorrência do referido Evento de Interrupção de Mercado resultará em um Evento de Rescisão Adicional, nos termos do Contrato, aplicável à Parte B. A Data de Vencimento Antecipado será o primeiro Dia Útil subsequente à data em que o Agente de Cálculo comunicar as Partes sobre a impossibilidade de refletir os efeitos econômicos do Evento de Interrupção de Mercado na Confirmação.	The Calculation Agent shall verify whether there has been a Market Disruption Event and shall define, in its sole discretion, whether it may adjust the terms of the Confirmation so that such Confirmation correctly reflects the economic effects of the respective Market Disruption Event or, if it considers that this is not possible, the occurrence of said Market Disruption Event shall be deemed an Additional Termination Event, pursuant to the Agreement, applicable to Party B. The Early Termination Date shall be the first Business Day following the date on which the Calculation Agent informs the Parties of the impossibility of reflecting the economic effects of the Market Disruption Event on the Confirmation.

As Partes desde já acordam que eventuais custos e despesas incorridos pelo Agente de Cálculo em razão dos referidos ajustes aos termos da Confirmação serão arcados pela Parte B.	The Parties hereby agree that any costs and expenses incurred by the Calculating Agent due to such adjustments to the terms of the Confirmation shall be borne by Party B.

"Evento de Interrupção de Mercado" significa, com relação a uma Ação, a ocorrência ou existência de (i) uma Interrupção na Negociação; (ii) uma Interrupção na Bolsa de Valores; ou (iii) um Fechamento Antecipado, que, a exclusivo critério do Agente de Cálculo, seja relevante.	"Market Disruption Event " means, with respect to a Share, the occurrence or existence of (i) a Disruption in Trading; (ii) an Disruption on the Stock Exchange; or (iii) an Early Closing, which, in the sole discretion of the Calculation Agent is relevant.

"Interrupção na Negociação" significa qualquer suspensão ou limitação imposta à negociação pela Bolsa de Valores em virtude de variações dos limites excedidos de preço, conforme permitidos pela Bolsa de Valores, ou, de qualquer outra forma, (i) relacionado à negociação da Ação na Bolsa de Valores, ou (ii) relacionado à negociação de contratos de futuros e opções relacionados à Ação.	"Disruption in Trading" means any suspension or limitation imposed on trading by the Stock Exchange due to variations in the exceeded price limits, as permitted by the Stock Exchange, or otherwise (i) related to trading the Stock Exchange, or (ii) related to the trading of futures contracts and options related to the Stock.

“Interrupção na Bolsa de Valores” significa qualquer evento (exceto um Fechamento Antecipado) que interrompa ou prejudique (conforme determinado pelo Agente de Cálculo, a seu exclusivo critério) a habilidade dos participantes do mercado em geral de efetuar (i) operações, ou obter valores de mercado para as Ações na Bolsa de Valores, ou (ii) operações, ou obter valores de mercado para contratos de futuros ou opções relacionados à Ação.	"Disruption on the Stock Exchange" means any event (except an Early Closing) that interrupts or impairs (as determined by the Calculation Agent at its sole discretion) the ability of market participants in general to perform (i) transactions, or obtain market values for the Shares on the Stock Exchange, or (ii) transactions, or obtain market values for futures contracts or options related to the Stock.

"Fechamento Antecipado" significa o fechamento da Bolsa de Valores em momento anterior ao período agendado para liquidação na Confirmação, exceto se um fechamento antecipado for anunciado pela Bolsa de Valores, pelo menos, uma hora antes do (i) efetivo período de fechamento do pregão na Bolsa de Valores, e (ii) do prazo final para submissão de ordens no sistema da Bolsa de Valores na Data de Exercício.	"Early Closing" means the closing of the Stock Exchange at the time prior to the period scheduled for settlement on the Confirmation, unless an early closing is announced by the Stock Exchange at least one hour before the (i) effective closing period of the trading session on the Stock Exchange, and (ii) the deadline for submission of orders in the Stock Exchange system on the Exercise Date.

V. Eventos de Interrupção Adicionais:	V. Additional Disruption Events:

A ocorrência de qualquer um dos Eventos de Interrupção Adicionais descritos abaixo implicará na ocorrência de um Evento de Rescisão Adicional, nos termos do Contrato, aplicável à Parte B. A Data de Vencimento Antecipado será o primeiro Dia Útil subsequente à data de ocorrência do Evento de Rescisão Adicional.	The occurrence of any of the Additional Disruption Events described below will result in the occurrence of an Additional Termination Event pursuant to the Agreement applicable to Party B. The Early Termination Date will be the first Business Day following the date of occurrence of the Additional Termination Event.

“Mudança da Lei” significa que na Data de Negociação ou posteriormente (A) em virtude da adoção ou de qualquer mudança na legislação ou regulamentação aplicável (incluindo, mas sem limitação, qualquer lei ou norma tributária) ou (B) em virtude da promulgação ou qualquer alteração na interpretação dos fóruns, tribunais ou autoridades regulatórias com jurisdição competente em relação à legislação ou regulamentação aplicável (incluindo qualquer ação tomada pelas autoridades fiscais), uma das Partes determine, de boa-fé, que (x) é ilegal deter, adquirir ou alienar as Ações ou qualquer “hedge” relacionadas a tal operação, ou (y) irá incorrer em um aumento considerável no custo para realização de suas obrigações na operação (incluindo, mas sem limitação, em virtude de um aumento das contingências tributárias, redução de benefícios tributários ou outro efeito adverso relativo à área tributária).	"Change of Law" means that on the Trade Date or subsequently (A) by virtue of the adoption or any change in applicable legislation or regulations (including, but not limited to, any law or tax rule) or (B) by virtue of the enactment or any change in the interpretation of the forums, courts or regulatory authorities with competent jurisdiction in relation to applicable law or regulation (including any action taken by the tax authorities), one of the Parties determines, in good faith, that (x) itis illegal to hold, acquire or dispose of the Shares or any "hedge" related to such transaction, or (y) will incur a considerable increase in the cost of performing its obligations in the transaction (including, but not limited to, due to an increase in tax contingencies, reduction of tax benefits or other adverse effect relating to the tax area).

“Interrupção do Hedge” significa que a Parte A está impossibilitada, após utilização de esforços comerciais razoáveis, de (A) adquirir, estabelecer, reestabelecer, substituir, manter, terminar ou alienar qualquer operação(ões) ou ativo(s) que considere necessário para proteger os riscos no cumprimento de suas obrigações na Operação, ou (B) realizar, recuperar ou remeter os recursos de qualquer uma das referidas operações ou ativos.	"Disruption of Hedge" means that Party A is unable, after using reasonable commercial efforts, to (A) acquire, establish, re-establish, replace, maintain, terminate or dispose of any operation(s) or assets it deems necessary to protect risks in the performance of its obligations in the relevant Transaction, or (B) to perform, recover or remit the resources of any such transaction or assets.

“Aumento no Custo do Hedge” significa que a Parte A irá incorrer em um aumento substancial (se comparado com as circunstâncias existentes na Data de Negociação) no valor referente aos tributos, obrigações, despesas e taxas (outras além das taxas de corretagem) para (A) adquirir, estabelecer, reestabelecer, substituir, manter, terminar ou alienar qualquer operação(ões) ou ativo(s) que considere necessário para proteger os riscos no cumprimento de suas obrigações na Operação, ou (B) realizar, recuperar ou remeter os recursos decorrentes de qualquer uma das referidas operações ou ativos, desde que referido aumento substancial não tenha sido incorrido única e exclusivamente em virtude da deterioração da capacidade de crédito da Parte A, o que não será considerado evento de “Aumento no Custo do Hedge”.	"Increase in the Cost of Hedge" means that Part A will incur a substantial increase (compared to the circumstances in the Trading Date) in the amount relating to taxes, obligations, expenses and fees (other than brokerage fees) to (A) acquire, establish, reestablish, replace, maintain, terminate or dispose of any operation(s) or asset(s) that it deems necessary to protect risks in the performance of its obligations in the Transaction, or (B) to perform, recover or remit the resources arising from any of such operations or assets, provided that such substantial increase has not been incurred solely and exclusively due to the deterioration of the credit capacity of Party A, which shall not be considered an event of "Increase in the cost of Hedge".

ANEXO II Tabela de Referência	ANNEX II Reference Schedule

Opçãoi	Quantidadei	Data de Vencimentoi	Tipo de Opçãoi	Comprador da Opçãoi	Vendedor da Opçãoi	Prêmioi	Preço de Exercícioi
Optioni	Quantityi	Settlement Datei	Type of Optioni	Buyer of the Optioni	Seller of the Optioni	Premiumi	Strike Pricei
1	238223	21-mai-24	Compra	Parte A	Parte B	BRL 2.9415	BRL 30.11
2	238223	22-mai-24	Compra	Parte A	Parte B	BRL 2.9460	BRL 30.11
3	238223	23-mai-24	Compra	Parte A	Parte B	BRL 2.9506	BRL 30.11
4	238223	24-mai-24	Compra	Parte A	Parte B	BRL 2.9602	BRL 30.11
5	238223	27-mai-24	Compra	Parte A	Parte B	BRL 2.9648	BRL 30.11
6	238223	28-mai-24	Compra	Parte A	Parte B	BRL 2.9696	BRL 30.11
7	238223	29-mai-24	Compra	Parte A	Parte B	BRL 2.9767	BRL 30.11
8	238223	31-mai-24	Compra	Parte A	Parte B	BRL 2.9864	BRL 30.11
9	238223	03-jun-24	Compra	Parte A	Parte B	BRL 2.9911	BRL 30.11
10	238223	04-jun-24	Compra	Parte A	Parte B	BRL 2.9959	BRL 30.11
11	238223	05-jun-24	Compra	Parte A	Parte B	BRL 3.0005	BRL 30.11
12	238223	06-jun-24	Compra	Parte A	Parte B	BRL 3.0051	BRL 30.11
13	238223	07-jun-24	Compra	Parte A	Parte B	BRL 3.0147	BRL 30.11
14	238223	10-jun-24	Compra	Parte A	Parte B	BRL 3.0193	BRL 30.11
15	238223	11-jun-24	Compra	Parte A	Parte B	BRL 3.0242	BRL 30.11
16	238223	12-jun-24	Compra	Parte A	Parte B	BRL 3.0288	BRL 30.11
17	238223	13-jun-24	Compra	Parte A	Parte B	BRL 3.0334	BRL 30.11
18	238223	14-jun-24	Compra	Parte A	Parte B	BRL 3.0430	BRL 30.11
19	238223	17-jun-24	Compra	Parte A	Parte B	BRL 3.0476	BRL 30.11
20	238223	18-jun-24	Compra	Parte A	Parte B	BRL 3.0524	BRL 30.11
21	238223	19-jun-24	Compra	Parte A	Parte B	BRL 3.0570	BRL 30.11
22	238223	20-jun-24	Compra	Parte A	Parte B	BRL 3.0616	BRL 30.11
23	238223	21-jun-24	Compra	Parte A	Parte B	BRL 3.0713	BRL 30.11
24	238223	24-jun-24	Compra	Parte A	Parte B	BRL 3.0759	BRL 30.11
25	238223	25-jun-24	Compra	Parte A	Parte B	BRL 3.0807	BRL 30.11
26	238223	26-jun-24	Compra	Parte A	Parte B	BRL 3.0853	BRL 30.11
27	238223	27-jun-24	Compra	Parte A	Parte B	BRL 3.0899	BRL 30.11
28	238223	28-jun-24	Compra	Parte A	Parte B	BRL 3.0996	BRL 30.11
29	238223	01-jul-24	Compra	Parte A	Parte B	BRL 3.1042	BRL 30.11
30	238223	02-jul-24	Compra	Parte A	Parte B	BRL 3.1090	BRL 30.11
31	238223	03-jul-24	Compra	Parte A	Parte B	BRL 3.1136	BRL 30.11

32	238223	04-jul-24	Compra	Parte A	Parte B	BRL 3.1182	BRL 30.11
33	238223	05-jul-24	Compra	Parte A	Parte B	BRL 3.1279	BRL 30.11
34	238223	08-jul-24	Compra	Parte A	Parte B	BRL 3.1325	BRL 30.11
35	238223	10-jul-24	Compra	Parte A	Parte B	BRL 3.1374	BRL 30.11
36	238223	11-jul-24	Compra	Parte A	Parte B	BRL 3.1466	BRL 30.11
37	238223	12-jul-24	Compra	Parte A	Parte B	BRL 3.1563	BRL 30.11
38	238223	15-jul-24	Compra	Parte A	Parte B	BRL 3.1609	BRL 30.11
39	238223	16-jul-24	Compra	Parte A	Parte B	BRL 3.1657	BRL 30.11
40	238223	17-jul-24	Compra	Parte A	Parte B	BRL 3.1703	BRL 30.11
41	238223	18-jul-24	Compra	Parte A	Parte B	BRL 3.1749	BRL 30.11
42	238223	19-jul-24	Compra	Parte A	Parte B	BRL 3.1846	BRL 30.11
43	238223	22-jul-24	Compra	Parte A	Parte B	BRL 3.1892	BRL 30.11
44	238223	23-jul-24	Compra	Parte A	Parte B	BRL 3.1940	BRL 30.11
45	238223	24-jul-24	Compra	Parte A	Parte B	BRL 3.1986	BRL 30.11
46	238223	25-jul-24	Compra	Parte A	Parte B	BRL 3.2032	BRL 30.11
47	238223	26-jul-24	Compra	Parte A	Parte B	BRL 3.2130	BRL 30.11
48	238223	29-jul-24	Compra	Parte A	Parte B	BRL 3.2176	BRL 30.11
49	238223	30-jul-24	Compra	Parte A	Parte B	BRL 3.2224	BRL 30.11
50	238223	31-jul-24	Compra	Parte A	Parte B	BRL 3.2270	BRL 30.11
51	238223	01-ago-24	Compra	Parte A	Parte B	BRL 3.2316	BRL 30.11
52	238223	02-ago-24	Compra	Parte A	Parte B	BRL 3.2413	BRL 30.11
53	238223	05-ago-24	Compra	Parte A	Parte B	BRL 3.2459	BRL 30.11
54	238223	06-ago-24	Compra	Parte A	Parte B	BRL 3.2507	BRL 30.11
55	238223	07-ago-24	Compra	Parte A	Parte B	BRL 3.2553	BRL 30.11
56	238223	08-ago-24	Compra	Parte A	Parte B	BRL 3.2599	BRL 30.11
57	238223	09-ago-24	Compra	Parte A	Parte B	BRL 3.2697	BRL 30.11
58	238223	12-ago-24	Compra	Parte A	Parte B	BRL 3.2743	BRL 30.11
59	238223	13-ago-24	Compra	Parte A	Parte B	BRL 3.2791	BRL 30.11
60	238223	14-ago-24	Compra	Parte A	Parte B	BRL 3.2837	BRL 30.11
61	238223	15-ago-24	Compra	Parte A	Parte B	BRL 3.2883	BRL 30.11
62	238223	16-ago-24	Compra	Parte A	Parte B	BRL 3.2981	BRL 30.11
63	238223	19-ago-24	Compra	Parte A	Parte B	BRL 3.3027	BRL 30.11
64	238223	20-ago-24	Compra	Parte A	Parte B	BRL 3.3075	BRL 30.11
65	238223	21-ago-24	Compra	Parte A	Parte B	BRL 3.3121	BRL 30.11
66	238223	22-ago-24	Compra	Parte A	Parte B	BRL 3.3167	BRL 30.11
67	238223	23-ago-24	Compra	Parte A	Parte B	BRL 3.3265	BRL 30.11
68	238223	26-ago-24	Compra	Parte A	Parte B	BRL 3.3311	BRL 30.11
69	238223	27-ago-24	Compra	Parte A	Parte B	BRL 3.3359	BRL 30.11
70	238223	28-ago-24	Compra	Parte A	Parte B	BRL 3.3405	BRL 30.11
71	238223	29-ago-24	Compra	Parte A	Parte B	BRL 3.3451	BRL 30.11
72	238223	30-ago-24	Compra	Parte A	Parte B	BRL 3.3549	BRL 30.11
73	238223	02-set-24	Compra	Parte A	Parte B	BRL 3.3595	BRL 30.11
74	238223	03-set-24	Compra	Parte A	Parte B	BRL 3.3643	BRL 30.11

75	238223	04-set-24	Compra	Parte A	Parte B	BRL 3.3689	BRL 30.11
76	238223	21-mai-24	Compra	Parte A	Parte B	BRL 3.3335	BRL 28.95
77	238223	22-mai-24	Compra	Parte A	Parte B	BRL 3.3382	BRL 28.95
78	238223	23-mai-24	Compra	Parte A	Parte B	BRL 3.3429	BRL 28.95
79	238223	24-mai-24	Compra	Parte A	Parte B	BRL 3.3530	BRL 28.95
80	238223	27-mai-24	Compra	Parte A	Parte B	BRL 3.3578	BRL 28.95
81	238223	28-mai-24	Compra	Parte A	Parte B	BRL 3.3627	BRL 28.95
82	238223	29-mai-24	Compra	Parte A	Parte B	BRL 3.3701	BRL 28.95
83	238223	31-mai-24	Compra	Parte A	Parte B	BRL 3.3802	BRL 28.95
84	238223	03-jun-24	Compra	Parte A	Parte B	BRL 3.3851	BRL 28.95
85	238223	04-jun-24	Compra	Parte A	Parte B	BRL 3.3900	BRL 28.95
86	238223	05-jun-24	Compra	Parte A	Parte B	BRL 3.3948	BRL 28.95
87	238223	06-jun-24	Compra	Parte A	Parte B	BRL 3.3995	BRL 28.95
88	238223	07-jun-24	Compra	Parte A	Parte B	BRL 3.4096	BRL 28.95
89	238223	10-jun-24	Compra	Parte A	Parte B	BRL 3.4144	BRL 28.95
90	238223	11-jun-24	Compra	Parte A	Parte B	BRL 3.4193	BRL 28.95
91	238223	12-jun-24	Compra	Parte A	Parte B	BRL 3.4241	BRL 28.95
92	238223	13-jun-24	Compra	Parte A	Parte B	BRL 3.4288	BRL 28.95
93	238223	14-jun-24	Compra	Parte A	Parte B	BRL 3.4389	BRL 28.95
94	238223	17-jun-24	Compra	Parte A	Parte B	BRL 3.4437	BRL 28.95
95	238223	18-jun-24	Compra	Parte A	Parte B	BRL 3.4486	BRL 28.95
96	238223	19-jun-24	Compra	Parte A	Parte B	BRL 3.4534	BRL 28.95
97	238223	20-jun-24	Compra	Parte A	Parte B	BRL 3.4581	BRL 28.95
98	238223	21-jun-24	Compra	Parte A	Parte B	BRL 3.4682	BRL 28.95
99	238223	24-jun-24	Compra	Parte A	Parte B	BRL 3.4730	BRL 28.95
100	238223	25-jun-24	Compra	Parte A	Parte B	BRL 3.4779	BRL 28.95
101	238223	26-jun-24	Compra	Parte A	Parte B	BRL 3.4826	BRL 28.95
102	238223	27-jun-24	Compra	Parte A	Parte B	BRL 3.4874	BRL 28.95
103	238223	28-jun-24	Compra	Parte A	Parte B	BRL 3.4975	BRL 28.95
104	238223	01-jul-24	Compra	Parte A	Parte B	BRL 3.5023	BRL 28.95
105	238223	02-jul-24	Compra	Parte A	Parte B	BRL 3.5072	BRL 28.95
106	238223	03-jul-24	Compra	Parte A	Parte B	BRL 3.5119	BRL 28.95
107	238223	04-jul-24	Compra	Parte A	Parte B	BRL 3.5167	BRL 28.95
108	238223	05-jul-24	Compra	Parte A	Parte B	BRL 3.5268	BRL 28.95
109	238223	08-jul-24	Compra	Parte A	Parte B	BRL 3.5316	BRL 28.95
110	238223	10-jul-24	Compra	Parte A	Parte B	BRL 3.5365	BRL 28.95
111	238223	11-jul-24	Compra	Parte A	Parte B	BRL 3.5459	BRL 28.95
112	238223	12-jul-24	Compra	Parte A	Parte B	BRL 3.5561	BRL 28.95
113	238223	15-jul-24	Compra	Parte A	Parte B	BRL 3.5608	BRL 28.95
114	238223	16-jul-24	Compra	Parte A	Parte B	BRL 3.5658	BRL 28.95
115	238223	17-jul-24	Compra	Parte A	Parte B	BRL 3.5705	BRL 28.95
116	238223	18-jul-24	Compra	Parte A	Parte B	BRL 3.5752	BRL 28.95
117	238223	19-jul-24	Compra	Parte A	Parte B	BRL 3.5854	BRL 28.95

118	238223	22-jul-24	Compra	Parte A	Parte B	BRL 3.5901	BRL 28.95
119	238223	23-jul-24	Compra	Parte A	Parte B	BRL 3.5951	BRL 28.95
120	238223	24-jul-24	Compra	Parte A	Parte B	BRL 3.5998	BRL 28.95
121	238223	25-jul-24	Compra	Parte A	Parte B	BRL 3.6045	BRL 28.95
122	238223	26-jul-24	Compra	Parte A	Parte B	BRL 3.6147	BRL 28.95
123	238223	29-jul-24	Compra	Parte A	Parte B	BRL 3.6194	BRL 28.95
124	238223	30-jul-24	Compra	Parte A	Parte B	BRL 3.6243	BRL 28.95
125	238223	31-jul-24	Compra	Parte A	Parte B	BRL 3.6291	BRL 28.95
126	238223	01-ago-24	Compra	Parte A	Parte B	BRL 3.6338	BRL 28.95
127	238223	02-ago-24	Compra	Parte A	Parte B	BRL 3.6440	BRL 28.95
128	238223	05-ago-24	Compra	Parte A	Parte B	BRL 3.6487	BRL 28.95
129	238223	06-ago-24	Compra	Parte A	Parte B	BRL 3.6536	BRL 28.95
130	238223	07-ago-24	Compra	Parte A	Parte B	BRL 3.6583	BRL 28.95
131	238223	08-ago-24	Compra	Parte A	Parte B	BRL 3.6630	BRL 28.95
132	238223	09-ago-24	Compra	Parte A	Parte B	BRL 3.6733	BRL 28.95
133	238223	12-ago-24	Compra	Parte A	Parte B	BRL 3.6780	BRL 28.95
134	238223	13-ago-24	Compra	Parte A	Parte B	BRL 3.6829	BRL 28.95
135	238223	14-ago-24	Compra	Parte A	Parte B	BRL 3.6876	BRL 28.95
136	238223	15-ago-24	Compra	Parte A	Parte B	BRL 3.6923	BRL 28.95
137	238223	16-ago-24	Compra	Parte A	Parte B	BRL 3.7025	BRL 28.95
138	238223	19-ago-24	Compra	Parte A	Parte B	BRL 3.7072	BRL 28.95
139	238223	20-ago-24	Compra	Parte A	Parte B	BRL 3.7122	BRL 28.95
140	238223	21-ago-24	Compra	Parte A	Parte B	BRL 3.7169	BRL 28.95
141	238223	22-ago-24	Compra	Parte A	Parte B	BRL 3.7216	BRL 28.95
142	238223	23-ago-24	Compra	Parte A	Parte B	BRL 3.7318	BRL 28.95
143	238223	26-ago-24	Compra	Parte A	Parte B	BRL 3.7365	BRL 28.95
144	238223	27-ago-24	Compra	Parte A	Parte B	BRL 3.7414	BRL 28.95
145	238223	28-ago-24	Compra	Parte A	Parte B	BRL 3.7461	BRL 28.95
146	238223	29-ago-24	Compra	Parte A	Parte B	BRL 3.7508	BRL 28.95
147	238223	30-ago-24	Compra	Parte A	Parte B	BRL 3.7611	BRL 28.95
148	238223	02-set-24	Compra	Parte A	Parte B	BRL 3.7658	BRL 28.95
149	238223	03-set-24	Compra	Parte A	Parte B	BRL 3.7707	BRL 28.95
150	238223	04-set-24	Compra	Parte A	Parte B	BRL 3.7754	BRL 28.95
151	238223	21-mai-24	Compra	Parte A	Parte B	BRL 3.7682	BRL 27.79
152	238223	22-mai-24	Compra	Parte A	Parte B	BRL 3.7730	BRL 27.79
153	238223	23-mai-24	Compra	Parte A	Parte B	BRL 3.7778	BRL 27.79
154	238223	24-mai-24	Compra	Parte A	Parte B	BRL 3.7884	BRL 27.79
155	238223	27-mai-24	Compra	Parte A	Parte B	BRL 3.7932	BRL 27.79
156	238223	28-mai-24	Compra	Parte A	Parte B	BRL 3.7983	BRL 27.79
157	238223	29-mai-24	Compra	Parte A	Parte B	BRL 3.8060	BRL 27.79
158	238223	31-mai-24	Compra	Parte A	Parte B	BRL 3.8165	BRL 27.79
159	238223	03-jun-24	Compra	Parte A	Parte B	BRL 3.8215	BRL 27.79
160	238223	04-jun-24	Compra	Parte A	Parte B	BRL 3.8265	BRL 27.79

161	238223	05-jun-24	Compra	Parte A	Parte B	BRL 3.8314	BRL 27.79
162	238223	06-jun-24	Compra	Parte A	Parte B	BRL 3.8362	BRL 27.79
163	238223	07-jun-24	Compra	Parte A	Parte B	BRL 3.8468	BRL 27.79
164	238223	10-jun-24	Compra	Parte A	Parte B	BRL 3.8516	BRL 27.79
165	238223	11-jun-24	Compra	Parte A	Parte B	BRL 3.8567	BRL 27.79
166	238223	12-jun-24	Compra	Parte A	Parte B	BRL 3.8615	BRL 27.79
167	238223	13-jun-24	Compra	Parte A	Parte B	BRL 3.8664	BRL 27.79
168	238223	14-jun-24	Compra	Parte A	Parte B	BRL 3.8769	BRL 27.79
169	238223	17-jun-24	Compra	Parte A	Parte B	BRL 3.8818	BRL 27.79
170	238223	18-jun-24	Compra	Parte A	Parte B	BRL 3.8868	BRL 27.79
171	238223	19-jun-24	Compra	Parte A	Parte B	BRL 3.8916	BRL 27.79
172	238223	20-jun-24	Compra	Parte A	Parte B	BRL 3.8965	BRL 27.79
173	238223	21-jun-24	Compra	Parte A	Parte B	BRL 3.9070	BRL 27.79
174	238223	24-jun-24	Compra	Parte A	Parte B	BRL 3.9119	BRL 27.79
175	238223	25-jun-24	Compra	Parte A	Parte B	BRL 3.9169	BRL 27.79
176	238223	26-jun-24	Compra	Parte A	Parte B	BRL 3.9217	BRL 27.79
177	238223	27-jun-24	Compra	Parte A	Parte B	BRL 3.9266	BRL 27.79
178	238223	28-jun-24	Compra	Parte A	Parte B	BRL 3.9371	BRL 27.79
179	238223	01-jul-24	Compra	Parte A	Parte B	BRL 3.9420	BRL 27.79
180	238223	02-jul-24	Compra	Parte A	Parte B	BRL 3.9470	BRL 27.79
181	238223	03-jul-24	Compra	Parte A	Parte B	BRL 3.9518	BRL 27.79
182	238223	04-jul-24	Compra	Parte A	Parte B	BRL 3.9567	BRL 27.79
183	238223	05-jul-24	Compra	Parte A	Parte B	BRL 3.9672	BRL 27.79
184	238223	08-jul-24	Compra	Parte A	Parte B	BRL 3.9721	BRL 27.79
185	238223	10-jul-24	Compra	Parte A	Parte B	BRL 3.9771	BRL 27.79
186	238223	11-jul-24	Compra	Parte A	Parte B	BRL 3.9867	BRL 27.79
187	238223	12-jul-24	Compra	Parte A	Parte B	BRL 3.9973	BRL 27.79
188	238223	15-jul-24	Compra	Parte A	Parte B	BRL 4.0021	BRL 27.79
189	238223	16-jul-24	Compra	Parte A	Parte B	BRL 4.0071	BRL 27.79
190	238223	17-jul-24	Compra	Parte A	Parte B	BRL 4.0120	BRL 27.79
191	238223	18-jul-24	Compra	Parte A	Parte B	BRL 4.0168	BRL 27.79
192	238223	19-jul-24	Compra	Parte A	Parte B	BRL 4.0274	BRL 27.79
193	238223	22-jul-24	Compra	Parte A	Parte B	BRL 4.0322	BRL 27.79
194	238223	23-jul-24	Compra	Parte A	Parte B	BRL 4.0372	BRL 27.79
195	238223	24-jul-24	Compra	Parte A	Parte B	BRL 4.0420	BRL 27.79
196	238223	25-jul-24	Compra	Parte A	Parte B	BRL 4.0468	BRL 27.79
197	238223	26-jul-24	Compra	Parte A	Parte B	BRL 4.0574	BRL 27.79
198	238223	29-jul-24	Compra	Parte A	Parte B	BRL 4.0622	BRL 27.79
199	238223	30-jul-24	Compra	Parte A	Parte B	BRL 4.0672	BRL 27.79
200	238223	31-jul-24	Compra	Parte A	Parte B	BRL 4.0720	BRL 27.79
201	238223	01-ago-24	Compra	Parte A	Parte B	BRL 4.0768	BRL 27.79
202	238223	02-ago-24	Compra	Parte A	Parte B	BRL 4.0874	BRL 27.79
203	238223	05-ago-24	Compra	Parte A	Parte B	BRL 4.0922	BRL 27.79

204	238223	06-ago-24	Compra	Parte A	Parte B	BRL 4.0972	BRL 27.79
205	238223	07-ago-24	Compra	Parte A	Parte B	BRL 4.1020	BRL 27.79
206	238223	08-ago-24	Compra	Parte A	Parte B	BRL 4.1068	BRL 27.79
207	238223	09-ago-24	Compra	Parte A	Parte B	BRL 4.1174	BRL 27.79
208	238223	12-ago-24	Compra	Parte A	Parte B	BRL 4.1222	BRL 27.79
209	238223	13-ago-24	Compra	Parte A	Parte B	BRL 4.1272	BRL 27.79
210	238223	14-ago-24	Compra	Parte A	Parte B	BRL 4.1320	BRL 27.79
211	238223	15-ago-24	Compra	Parte A	Parte B	BRL 4.1368	BRL 27.79
212	238223	16-ago-24	Compra	Parte A	Parte B	BRL 4.1474	BRL 27.79
213	238223	19-ago-24	Compra	Parte A	Parte B	BRL 4.1522	BRL 27.79
214	238223	20-ago-24	Compra	Parte A	Parte B	BRL 4.1572	BRL 27.79
215	238223	21-ago-24	Compra	Parte A	Parte B	BRL 4.1620	BRL 27.79
216	238223	22-ago-24	Compra	Parte A	Parte B	BRL 4.1668	BRL 27.79
217	238223	23-ago-24	Compra	Parte A	Parte B	BRL 4.1774	BRL 27.79
218	238223	26-ago-24	Compra	Parte A	Parte B	BRL 4.1822	BRL 27.79
219	238223	27-ago-24	Compra	Parte A	Parte B	BRL 4.1872	BRL 27.79
220	238223	28-ago-24	Compra	Parte A	Parte B	BRL 4.1920	BRL 27.79
221	238223	29-ago-24	Compra	Parte A	Parte B	BRL 4.1968	BRL 27.79
222	238223	30-ago-24	Compra	Parte A	Parte B	BRL 4.2074	BRL 27.79
223	238223	02-set-24	Compra	Parte A	Parte B	BRL 4.2122	BRL 27.79
224	238223	03-set-24	Compra	Parte A	Parte B	BRL 4.2171	BRL 27.79
225	238223	04-set-24	Compra	Parte A	Parte B	BRL 4.2219	BRL 27.79
226	238223	21-mai-24	Venda	Parte B	Parte A	BRL 4.0197	BRL 22.00
227	238223	22-mai-24	Venda	Parte B	Parte A	BRL 4.0212	BRL 22.00
228	238223	23-mai-24	Venda	Parte B	Parte A	BRL 4.0226	BRL 22.00
229	238223	24-mai-24	Venda	Parte B	Parte A	BRL 4.0195	BRL 22.00
230	238223	27-mai-24	Venda	Parte B	Parte A	BRL 4.0210	BRL 22.00
231	238223	28-mai-24	Venda	Parte B	Parte A	BRL 4.0228	BRL 22.00
232	238223	29-mai-24	Venda	Parte B	Parte A	BRL 4.0219	BRL 22.00
233	238223	31-mai-24	Venda	Parte B	Parte A	BRL 4.0188	BRL 22.00
234	238223	03-jun-24	Venda	Parte B	Parte A	BRL 4.0204	BRL 22.00
235	238223	04-jun-24	Venda	Parte B	Parte A	BRL 4.0222	BRL 22.00
236	238223	05-jun-24	Venda	Parte B	Parte A	BRL 4.0236	BRL 22.00
237	238223	06-jun-24	Venda	Parte B	Parte A	BRL 4.0251	BRL 22.00
238	238223	07-jun-24	Venda	Parte B	Parte A	BRL 4.0219	BRL 22.00
239	238223	10-jun-24	Venda	Parte B	Parte A	BRL 4.0233	BRL 22.00
240	238223	11-jun-24	Venda	Parte B	Parte A	BRL 4.0251	BRL 22.00
241	238223	12-jun-24	Venda	Parte B	Parte A	BRL 4.0265	BRL 22.00
242	238223	13-jun-24	Venda	Parte B	Parte A	BRL 4.0279	BRL 22.00
243	238223	14-jun-24	Venda	Parte B	Parte A	BRL 4.0248	BRL 22.00
244	238223	17-jun-24	Venda	Parte B	Parte A	BRL 4.0262	BRL 22.00
245	238223	18-jun-24	Venda	Parte B	Parte A	BRL 4.0279	BRL 22.00
246	238223	19-jun-24	Venda	Parte B	Parte A	BRL 4.0293	BRL 22.00

247	238223	20-jun-24	Venda	Parte B	Parte A	BRL 4.0307	BRL 22.00
248	238223	21-jun-24	Venda	Parte B	Parte A	BRL 4.0276	BRL 22.00
249	238223	24-jun-24	Venda	Parte B	Parte A	BRL 4.0290	BRL 22.00
250	238223	25-jun-24	Venda	Parte B	Parte A	BRL 4.0307	BRL 22.00
251	238223	26-jun-24	Venda	Parte B	Parte A	BRL 4.0321	BRL 22.00
252	238223	27-jun-24	Venda	Parte B	Parte A	BRL 4.0335	BRL 22.00
253	238223	28-jun-24	Venda	Parte B	Parte A	BRL 4.0303	BRL 22.00
254	238223	01-jul-24	Venda	Parte B	Parte A	BRL 4.0317	BRL 22.00
255	238223	02-jul-24	Venda	Parte B	Parte A	BRL 4.0334	BRL 22.00
256	238223	03-jul-24	Venda	Parte B	Parte A	BRL 4.0348	BRL 22.00
257	238223	04-jul-24	Venda	Parte B	Parte A	BRL 4.0361	BRL 22.00
258	238223	05-jul-24	Venda	Parte B	Parte A	BRL 4.0330	BRL 22.00
259	238223	08-jul-24	Venda	Parte B	Parte A	BRL 4.0343	BRL 22.00
260	238223	10-jul-24	Venda	Parte B	Parte A	BRL 4.0360	BRL 22.00
261	238223	11-jul-24	Venda	Parte B	Parte A	BRL 4.0387	BRL 22.00
262	238223	12-jul-24	Venda	Parte B	Parte A	BRL 4.0356	BRL 22.00
263	238223	15-jul-24	Venda	Parte B	Parte A	BRL 4.0369	BRL 22.00
264	238223	16-jul-24	Venda	Parte B	Parte A	BRL 4.0386	BRL 22.00
265	238223	17-jul-24	Venda	Parte B	Parte A	BRL 4.0399	BRL 22.00
266	238223	18-jul-24	Venda	Parte B	Parte A	BRL 4.0413	BRL 22.00
267	238223	19-jul-24	Venda	Parte B	Parte A	BRL 4.0381	BRL 22.00
268	238223	22-jul-24	Venda	Parte B	Parte A	BRL 4.0394	BRL 22.00
269	238223	23-jul-24	Venda	Parte B	Parte A	BRL 4.0411	BRL 22.00
270	238223	24-jul-24	Venda	Parte B	Parte A	BRL 4.0424	BRL 22.00
271	238223	25-jul-24	Venda	Parte B	Parte A	BRL 4.0437	BRL 22.00
272	238223	26-jul-24	Venda	Parte B	Parte A	BRL 4.0405	BRL 22.00
273	238223	29-jul-24	Venda	Parte B	Parte A	BRL 4.0419	BRL 22.00
274	238223	30-jul-24	Venda	Parte B	Parte A	BRL 4.0435	BRL 22.00
275	238223	31-jul-24	Venda	Parte B	Parte A	BRL 4.0448	BRL 22.00
276	238223	01-ago-24	Venda	Parte B	Parte A	BRL 4.0461	BRL 22.00
277	238223	02-ago-24	Venda	Parte B	Parte A	BRL 4.0429	BRL 22.00
278	238223	05-ago-24	Venda	Parte B	Parte A	BRL 4.0442	BRL 22.00
279	238223	06-ago-24	Venda	Parte B	Parte A	BRL 4.0459	BRL 22.00
280	238223	07-ago-24	Venda	Parte B	Parte A	BRL 4.0472	BRL 22.00
281	238223	08-ago-24	Venda	Parte B	Parte A	BRL 4.0485	BRL 22.00
282	238223	09-ago-24	Venda	Parte B	Parte A	BRL 4.0453	BRL 22.00
283	238223	12-ago-24	Venda	Parte B	Parte A	BRL 4.0466	BRL 22.00
284	238223	13-ago-24	Venda	Parte B	Parte A	BRL 4.0482	BRL 22.00
285	238223	14-ago-24	Venda	Parte B	Parte A	BRL 4.0495	BRL 22.00
286	238223	15-ago-24	Venda	Parte B	Parte A	BRL 4.0508	BRL 22.00
287	238223	16-ago-24	Venda	Parte B	Parte A	BRL 4.0475	BRL 22.00
288	238223	19-ago-24	Venda	Parte B	Parte A	BRL 4.0488	BRL 22.00
289	238223	20-ago-24	Venda	Parte B	Parte A	BRL 4.0504	BRL 22.00

290	238223	21-ago-24	Venda	Parte B	Parte A	BRL 4.0517	BRL 22.00
291	238223	22-ago-24	Venda	Parte B	Parte A	BRL 4.0530	BRL 22.00
292	238223	23-ago-24	Venda	Parte B	Parte A	BRL 4.0498	BRL 22.00
293	238223	26-ago-24	Venda	Parte B	Parte A	BRL 4.0510	BRL 22.00
294	238223	27-ago-24	Venda	Parte B	Parte A	BRL 4.0526	BRL 22.00
295	238223	28-ago-24	Venda	Parte B	Parte A	BRL 4.0539	BRL 22.00
296	238223	29-ago-24	Venda	Parte B	Parte A	BRL 4.0551	BRL 22.00
297	238223	30-ago-24	Venda	Parte B	Parte A	BRL 4.0519	BRL 22.00
298	238223	02-set-24	Venda	Parte B	Parte A	BRL 4.0532	BRL 22.00
299	238223	03-set-24	Venda	Parte B	Parte A	BRL 4.0547	BRL 22.00
300	238223	04-set-24	Venda	Parte B	Parte A	BRL 4.0560	BRL 22.00
301	238223	21-mai-24	Venda	Parte B	Parte A	BRL 3.5397	BRL 20.84
302	238223	22-mai-24	Venda	Parte B	Parte A	BRL 3.5413	BRL 20.84
303	238223	23-mai-24	Venda	Parte B	Parte A	BRL 3.5428	BRL 20.84
304	238223	24-mai-24	Venda	Parte B	Parte A	BRL 3.5402	BRL 20.84
305	238223	27-mai-24	Venda	Parte B	Parte A	BRL 3.5416	BRL 20.84
306	238223	28-mai-24	Venda	Parte B	Parte A	BRL 3.5435	BRL 20.84
307	238223	29-mai-24	Venda	Parte B	Parte A	BRL 3.5429	BRL 20.84
308	238223	31-mai-24	Venda	Parte B	Parte A	BRL 3.5403	BRL 20.84
309	238223	03-jun-24	Venda	Parte B	Parte A	BRL 3.5419	BRL 20.84
310	238223	04-jun-24	Venda	Parte B	Parte A	BRL 3.5437	BRL 20.84
311	238223	05-jun-24	Venda	Parte B	Parte A	BRL 3.5452	BRL 20.84
312	238223	06-jun-24	Venda	Parte B	Parte A	BRL 3.5466	BRL 20.84
313	238223	07-jun-24	Venda	Parte B	Parte A	BRL 3.5440	BRL 20.84
314	238223	10-jun-24	Venda	Parte B	Parte A	BRL 3.5454	BRL 20.84
315	238223	11-jun-24	Venda	Parte B	Parte A	BRL 3.5472	BRL 20.84
316	238223	12-jun-24	Venda	Parte B	Parte A	BRL 3.5487	BRL 20.84
317	238223	13-jun-24	Venda	Parte B	Parte A	BRL 3.5501	BRL 20.84
318	238223	14-jun-24	Venda	Parte B	Parte A	BRL 3.5475	BRL 20.84
319	238223	17-jun-24	Venda	Parte B	Parte A	BRL 3.5489	BRL 20.84
320	238223	18-jun-24	Venda	Parte B	Parte A	BRL 3.5507	BRL 20.84
321	238223	19-jun-24	Venda	Parte B	Parte A	BRL 3.5521	BRL 20.84
322	238223	20-jun-24	Venda	Parte B	Parte A	BRL 3.5536	BRL 20.84
323	238223	21-jun-24	Venda	Parte B	Parte A	BRL 3.5509	BRL 20.84
324	238223	24-jun-24	Venda	Parte B	Parte A	BRL 3.5523	BRL 20.84
325	238223	25-jun-24	Venda	Parte B	Parte A	BRL 3.5541	BRL 20.84
326	238223	26-jun-24	Venda	Parte B	Parte A	BRL 3.5555	BRL 20.84
327	238223	27-jun-24	Venda	Parte B	Parte A	BRL 3.5569	BRL 20.84
328	238223	28-jun-24	Venda	Parte B	Parte A	BRL 3.5543	BRL 20.84
329	238223	01-jul-24	Venda	Parte B	Parte A	BRL 3.5557	BRL 20.84
330	238223	02-jul-24	Venda	Parte B	Parte A	BRL 3.5574	BRL 20.84
331	238223	03-jul-24	Venda	Parte B	Parte A	BRL 3.5588	BRL 20.84
332	238223	04-jul-24	Venda	Parte B	Parte A	BRL 3.5602	BRL 20.84

333	238223	05-jul-24	Venda	Parte B	Parte A	BRL 3.5575	BRL 20.84
334	238223	08-jul-24	Venda	Parte B	Parte A	BRL 3.5589	BRL 20.84
335	238223	10-jul-24	Venda	Parte B	Parte A	BRL 3.5607	BRL 20.84
336	238223	11-jul-24	Venda	Parte B	Parte A	BRL 3.5635	BRL 20.84
337	238223	12-jul-24	Venda	Parte B	Parte A	BRL 3.5608	BRL 20.84
338	238223	15-jul-24	Venda	Parte B	Parte A	BRL 3.5621	BRL 20.84
339	238223	16-jul-24	Venda	Parte B	Parte A	BRL 3.5639	BRL 20.84
340	238223	17-jul-24	Venda	Parte B	Parte A	BRL 3.5652	BRL 20.84
341	238223	18-jul-24	Venda	Parte B	Parte A	BRL 3.5666	BRL 20.84
342	238223	19-jul-24	Venda	Parte B	Parte A	BRL 3.5639	BRL 20.84
343	238223	22-jul-24	Venda	Parte B	Parte A	BRL 3.5653	BRL 20.84
344	238223	23-jul-24	Venda	Parte B	Parte A	BRL 3.5670	BRL 20.84
345	238223	24-jul-24	Venda	Parte B	Parte A	BRL 3.5683	BRL 20.84
346	238223	25-jul-24	Venda	Parte B	Parte A	BRL 3.5697	BRL 20.84
347	238223	26-jul-24	Venda	Parte B	Parte A	BRL 3.5670	BRL 20.84
348	238223	29-jul-24	Venda	Parte B	Parte A	BRL 3.5684	BRL 20.84
349	238223	30-jul-24	Venda	Parte B	Parte A	BRL 3.5700	BRL 20.84
350	238223	31-jul-24	Venda	Parte B	Parte A	BRL 3.5714	BRL 20.84
351	238223	01-ago-24	Venda	Parte B	Parte A	BRL 3.5727	BRL 20.84
352	238223	02-ago-24	Venda	Parte B	Parte A	BRL 3.5700	BRL 20.84
353	238223	05-ago-24	Venda	Parte B	Parte A	BRL 3.5714	BRL 20.84
354	238223	06-ago-24	Venda	Parte B	Parte A	BRL 3.5730	BRL 20.84
355	238223	07-ago-24	Venda	Parte B	Parte A	BRL 3.5744	BRL 20.84
356	238223	08-ago-24	Venda	Parte B	Parte A	BRL 3.5757	BRL 20.84
357	238223	09-ago-24	Venda	Parte B	Parte A	BRL 3.5730	BRL 20.84
358	238223	12-ago-24	Venda	Parte B	Parte A	BRL 3.5743	BRL 20.84
359	238223	13-ago-24	Venda	Parte B	Parte A	BRL 3.5760	BRL 20.84
360	238223	14-ago-24	Venda	Parte B	Parte A	BRL 3.5773	BRL 20.84
361	238223	15-ago-24	Venda	Parte B	Parte A	BRL 3.5786	BRL 20.84
362	238223	16-ago-24	Venda	Parte B	Parte A	BRL 3.5759	BRL 20.84
363	238223	19-ago-24	Venda	Parte B	Parte A	BRL 3.5772	BRL 20.84
364	238223	20-ago-24	Venda	Parte B	Parte A	BRL 3.5788	BRL 20.84
365	238223	21-ago-24	Venda	Parte B	Parte A	BRL 3.5802	BRL 20.84
366	238223	22-ago-24	Venda	Parte B	Parte A	BRL 3.5815	BRL 20.84
367	238223	23-ago-24	Venda	Parte B	Parte A	BRL 3.5787	BRL 20.84
368	238223	26-ago-24	Venda	Parte B	Parte A	BRL 3.5800	BRL 20.84
369	238223	27-ago-24	Venda	Parte B	Parte A	BRL 3.5817	BRL 20.84
370	238223	28-ago-24	Venda	Parte B	Parte A	BRL 3.5830	BRL 20.84
371	238223	29-ago-24	Venda	Parte B	Parte A	BRL 3.5843	BRL 20.84
372	238223	30-ago-24	Venda	Parte B	Parte A	BRL 3.5815	BRL 20.84
373	238223	02-set-24	Venda	Parte B	Parte A	BRL 3.5828	BRL 20.84
374	238223	03-set-24	Venda	Parte B	Parte A	BRL 3.5844	BRL 20.84
375	238223	04-set-24	Venda	Parte B	Parte A	BRL 3.5857	BRL 20.84

376	238223	21-mai-24	Venda	Parte B	Parte A	BRL 3.0853	BRL 19.69
377	238223	22-mai-24	Venda	Parte B	Parte A	BRL 3.0869	BRL 19.69
378	238223	23-mai-24	Venda	Parte B	Parte A	BRL 3.0884	BRL 19.69
379	238223	24-mai-24	Venda	Parte B	Parte A	BRL 3.0863	BRL 19.69
380	238223	27-mai-24	Venda	Parte B	Parte A	BRL 3.0877	BRL 19.69
381	238223	28-mai-24	Venda	Parte B	Parte A	BRL 3.0896	BRL 19.69
382	238223	29-mai-24	Venda	Parte B	Parte A	BRL 3.0892	BRL 19.69
383	238223	31-mai-24	Venda	Parte B	Parte A	BRL 3.0871	BRL 19.69
384	238223	03-jun-24	Venda	Parte B	Parte A	BRL 3.0887	BRL 19.69
385	238223	04-jun-24	Venda	Parte B	Parte A	BRL 3.0905	BRL 19.69
386	238223	05-jun-24	Venda	Parte B	Parte A	BRL 3.0920	BRL 19.69
387	238223	06-jun-24	Venda	Parte B	Parte A	BRL 3.0935	BRL 19.69
388	238223	07-jun-24	Venda	Parte B	Parte A	BRL 3.0913	BRL 19.69
389	238223	10-jun-24	Venda	Parte B	Parte A	BRL 3.0927	BRL 19.69
390	238223	11-jun-24	Venda	Parte B	Parte A	BRL 3.0945	BRL 19.69
391	238223	12-jun-24	Venda	Parte B	Parte A	BRL 3.0960	BRL 19.69
392	238223	13-jun-24	Venda	Parte B	Parte A	BRL 3.0975	BRL 19.69
393	238223	14-jun-24	Venda	Parte B	Parte A	BRL 3.0953	BRL 19.69
394	238223	17-jun-24	Venda	Parte B	Parte A	BRL 3.0967	BRL 19.69
395	238223	18-jun-24	Venda	Parte B	Parte A	BRL 3.0985	BRL 19.69
396	238223	19-jun-24	Venda	Parte B	Parte A	BRL 3.1000	BRL 19.69
397	238223	20-jun-24	Venda	Parte B	Parte A	BRL 3.1014	BRL 19.69
398	238223	21-jun-24	Venda	Parte B	Parte A	BRL 3.0992	BRL 19.69
399	238223	24-jun-24	Venda	Parte B	Parte A	BRL 3.1006	BRL 19.69
400	238223	25-jun-24	Venda	Parte B	Parte A	BRL 3.1024	BRL 19.69
401	238223	26-jun-24	Venda	Parte B	Parte A	BRL 3.1038	BRL 19.69
402	238223	27-jun-24	Venda	Parte B	Parte A	BRL 3.1053	BRL 19.69
403	238223	28-jun-24	Venda	Parte B	Parte A	BRL 3.1031	BRL 19.69
404	238223	01-jul-24	Venda	Parte B	Parte A	BRL 3.1045	BRL 19.69
405	238223	02-jul-24	Venda	Parte B	Parte A	BRL 3.1062	BRL 19.69
406	238223	03-jul-24	Venda	Parte B	Parte A	BRL 3.1077	BRL 19.69
407	238223	04-jul-24	Venda	Parte B	Parte A	BRL 3.1091	BRL 19.69
408	238223	05-jul-24	Venda	Parte B	Parte A	BRL 3.1069	BRL 19.69
409	238223	08-jul-24	Venda	Parte B	Parte A	BRL 3.1083	BRL 19.69
410	238223	10-jul-24	Venda	Parte B	Parte A	BRL 3.1100	BRL 19.69
411	238223	11-jul-24	Venda	Parte B	Parte A	BRL 3.1128	BRL 19.69
412	238223	12-jul-24	Venda	Parte B	Parte A	BRL 3.1106	BRL 19.69
413	238223	15-jul-24	Venda	Parte B	Parte A	BRL 3.1120	BRL 19.69
414	238223	16-jul-24	Venda	Parte B	Parte A	BRL 3.1137	BRL 19.69
415	238223	17-jul-24	Venda	Parte B	Parte A	BRL 3.1151	BRL 19.69
416	238223	18-jul-24	Venda	Parte B	Parte A	BRL 3.1165	BRL 19.69
417	238223	19-jul-24	Venda	Parte B	Parte A	BRL 3.1142	BRL 19.69
418	238223	22-jul-24	Venda	Parte B	Parte A	BRL 3.1156	BRL 19.69

419	238223	23-jul-24	Venda	Parte B	Parte A	BRL 3.1173	BRL 19.69
420	238223	24-jul-24	Venda	Parte B	Parte A	BRL 3.1187	BRL 19.69
421	238223	25-jul-24	Venda	Parte B	Parte A	BRL 3.1201	BRL 19.69
422	238223	26-jul-24	Venda	Parte B	Parte A	BRL 3.1178	BRL 19.69
423	238223	29-jul-24	Venda	Parte B	Parte A	BRL 3.1192	BRL 19.69
424	238223	30-jul-24	Venda	Parte B	Parte A	BRL 3.1209	BRL 19.69
425	238223	31-jul-24	Venda	Parte B	Parte A	BRL 3.1223	BRL 19.69
426	238223	01-ago-24	Venda	Parte B	Parte A	BRL 3.1236	BRL 19.69
427	238223	02-ago-24	Venda	Parte B	Parte A	BRL 3.1214	BRL 19.69
428	238223	05-ago-24	Venda	Parte B	Parte A	BRL 3.1227	BRL 19.69
429	238223	06-ago-24	Venda	Parte B	Parte A	BRL 3.1244	BRL 19.69
430	238223	07-ago-24	Venda	Parte B	Parte A	BRL 3.1258	BRL 19.69
431	238223	08-ago-24	Venda	Parte B	Parte A	BRL 3.1271	BRL 19.69
432	238223	09-ago-24	Venda	Parte B	Parte A	BRL 3.1249	BRL 19.69
433	238223	12-ago-24	Venda	Parte B	Parte A	BRL 3.1262	BRL 19.69
434	238223	13-ago-24	Venda	Parte B	Parte A	BRL 3.1279	BRL 19.69
435	238223	14-ago-24	Venda	Parte B	Parte A	BRL 3.1292	BRL 19.69
436	238223	15-ago-24	Venda	Parte B	Parte A	BRL 3.1306	BRL 19.69
437	238223	16-ago-24	Venda	Parte B	Parte A	BRL 3.1283	BRL 19.69
438	238223	19-ago-24	Venda	Parte B	Parte A	BRL 3.1296	BRL 19.69
439	238223	20-ago-24	Venda	Parte B	Parte A	BRL 3.1313	BRL 19.69
440	238223	21-ago-24	Venda	Parte B	Parte A	BRL 3.1326	BRL 19.69
441	238223	22-ago-24	Venda	Parte B	Parte A	BRL 3.1339	BRL 19.69
442	238223	23-ago-24	Venda	Parte B	Parte A	BRL 3.1316	BRL 19.69
443	238223	26-ago-24	Venda	Parte B	Parte A	BRL 3.1329	BRL 19.69
444	238223	27-ago-24	Venda	Parte B	Parte A	BRL 3.1346	BRL 19.69
445	238223	28-ago-24	Venda	Parte B	Parte A	BRL 3.1359	BRL 19.69
446	238223	29-ago-24	Venda	Parte B	Parte A	BRL 3.1372	BRL 19.69
447	238223	30-ago-24	Venda	Parte B	Parte A	BRL 3.1349	BRL 19.69
448	238223	02-set-24	Venda	Parte B	Parte A	BRL 3.1362	BRL 19.69
449	238223	03-set-24	Venda	Parte B	Parte A	BRL 3.1378	BRL 19.69
450	238223	04-set-24	Venda	Parte B	Parte A	BRL 3.1392	BRL 19.69